Exhibit 99.3
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                   [ ]

   Name and Address:                                Soohyung Kim
                                                    650 Madison Avenue,
                                                    26th Floor
                                                    New York, NY 10022

   Issuer and Ticker Symbol:                        Penn Octane Corporation
                                                    (POCC)

   Date of Earliest Transaction:                    8/12/08

   Relationship to Issuer:                          10% Owner

   Designated Filer:                                Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                8/12/08
   Transaction Code:                                P
   Securities Acquired:                             16,500
   Acquired or Disposed:                            A
   Price:                                           $2.31
   Ownership Form:                                  I
   Amount Beneficially Owned After Transaction:     4,022,618
   Nature of Indirect Beneficial Ownership:         (1)

   Title of Security:                               Common Stock
   Transaction Date:                                8/13/08
   Transaction Code:                                P
   Securities Acquired:                             1,000
   Acquired or Disposed:                            A
   Price:                                           $2.31
   Ownership Form:                                  I
   Amount Beneficially Owned After Transaction:     4,023,618
   Nature of Indirect Beneficial Ownership:         (1)

   Signature:                                       SOOHYUNG KIM


                                                    By: /s/ Scott Cohen
                                                        ------------------------
                                                        Name:  Scott Cohen
                                                        Title: Attorney-in-Fact